UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 6, 2019

Ando Holdings Ltd.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37834	47-4933278
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road Tsim Sha Tsui, Kowloon, Hong Kong 00000
(Address of principal executive offices)

(852) 2351 9122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

In December 2019, Ando Holdings Ltd. (the “Company”), a Nevada corporation, entered into several securities purchase agreements (the “Securities Purchase Agreements”) with a batch of accredited investors (the “Lenders”), pursuant to which the Company issued promissory notes for an aggregate of $1,070,000 (the “Outstanding Balance”), with an interest rate of 10% per annum (the “Note”). The Outstanding Balance of the Notes are to be paid within one year beginning from the effective dates of the notes (“Maturity Dates”). The Notes contain an auto renewal clause for one year if the Lender fails to provide notice for redemption on or before 30 days from the Maturity Date. Subject to the terms and conditions set forth in the Note, the Company may prepay all or any portion of the Outstanding Balance of the Note at any time on or before 90 days from the Maturity Date without penalty. Conversely, the Lender may redeem the Note at any time before the Maturity Date, by accepting 90% partial or full Outstanding Balance and giving the Company not less than 30 days’ written notice stating the redemption amount and wiring information to the Company. Upon the occurrence of an event of default, the Outstanding Balance shall maintain at the Outstanding Balance immediately prior to the occurrence of the event of default and the Outstanding Balance shall become immediately due and payable. The corresponding issuances are listed as follows.

Name of Lender	Effective Date	Outstanding Balance ($)	Maturity Date
Chang Ruei Yu	December 6, 2019	350,000.00	December 6, 2020
Liao Shu Hua	December 9, 2019	50,000.00	December 9, 2020
Chen Hsuan Yi	December 9, 2019	60,000.00	December 9, 2020
Jean Mei Ing	December 10, 2019	50,000.00	December 10, 2020
Lin Po Chung	December 10, 2019	240,000.00	December 10, 2020
Lee Hsiu Kung	December 13, 2019	70,000.00	December 13, 2020
Wu Tai Lin	December 16, 2019	50,000.00	December 16, 2020
Huang Yu	December 16, 2019	100,000.00	December 16, 2020
Lin Cheng Yu	December 17, 2019	100,000.00	December 17, 2020

Unless specifically defined herein, the capitalized terms shall have the meanings as defined in the respective documents attached herein. The forgoing terms are qualified in their entirety by the actual Securities Purchase Agreement and the Note attached herein as Exhibits 10.1 and 10.2, respectively.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibits

10.1	Sample Securities Purchase Agreement

10.2	Sample Promissory Note Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 11, 2019

Ando Holdings Ltd

By:	/s/ Lam Chi Kwong Leo
Name:	Lam Chi Kwong Leo
Title:	Chief Executive Officer, President, Chairman and Director